Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Balance Sheet
March 31, 2010
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated
ASSETS

Current assets:
Cash	$103	$257,560	-	$257,663
Accounts receivable	-	182,574	-	182,574
Total current assets	103	440,134	-	440,237

Property and equipment, net	833	-	-	833

Other assets
Security desposit	500	-	-	500

Total assets	$1,436	$440,134	-	$441,570

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$32,850	$34,930	-	$67,780
Deferred revenue	-	16,279	-	16,279
Related party advance	17,223	-	-	17,223
Total current liabilities	50,073	51,209	-	101,282

Total liabilities	50,073	51,209	-	101,282

Stockholders’ equity
Preferred stock	-	-	-	-
Common stock	81,484	-	40,000	121,484
Additional paid in capital	7,792,944	(118,929)	(7,941,098)	(267,083)
Retained earnings	(7,923,065)	507,854	7,901,098	485,887
Total member’s equity	(48,637)	388,925	-	340,288

Total liabilities and member’s equity	$1,436	$440,134	-	$441,570

Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Balance Sheet
September 30, 2009
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated
ASSETS

Current assets:
Cash	$509	$70,694	-	$71,203
Accounts receivable	-	120,421	-	120,421
Total current assets	509	191,115	-	191,624

Property and equipment, net	13,858	-	-	13,858

Other assets
Security desposit	500	-	-	500

Total assets	$14,867	$191,115	-	$205,982

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$23,958	$29,569	-	$53,527
Deferred revenue	-	14,347	-	14,347
Related party advance	9,142	-	-	9,142
Total current liabilities	33,100	43,916	-	77,016

Total liabilities	33,100	43,916	-	77,016

Stockholders’ equity
Preferred stock	-	-	-	-
Common stock	81,484	-	40,000	121,484
Additional paid in capital	7,784,974	(73,929)	(7,941,098)	(213,646)
Retained earnings	(7,884,691)	221,128	7,901,098	221,128
Total member’s equity	(18,233)	147,199	-	128,966

Total liabilities and member’s equity	$14,687	$191,115	-	$205,982

Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Balance Sheet
September 30, 2008
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated
ASSETS

Current assets:
Cash	$54,226	$-	-	$54,226
Accounts receivable	-	-	-	-
Total current assets	54,226	-	-	54,226

Property and equipment, net	-	-	-	-

Other assets
Security desposit	-	-	-	-

Total assets	$54,226	$-	-	$54,226

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,114	$-	-	$1,114
Deferred revenue	-	-	-	-
Related party advance	1,000	-	-	1,000
Total current liabilities	2,114	-	-	2,114

Total liabilities	2,114	-	-	2,114

Stockholders’ equity
Preferred stock	-	-	-	-
Common stock	5,543	-	40,000	45,543
Additional paid in capital	54,732	2,677	(48,163)	9,246
Retained earnings	(8,163)	(2,677)	8,163	(2,677)
Total member’s equity	52,112	-	-	52,112

Total liabilities and member’s equity	$54,226	$-	-	$54,226

Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Statement of Operation
For the Six Months Ended
March 31, 2010
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated

Revenue
Advertising revenue	$-	$474,224	-	$474,224
Subscription revenue	-	35,296	-	35,296
Sponsorship revenue	-	11,100	-	11,100
Less: Returns and allowances	-	(2,000)	-	(2,000)
Net revenue	-	518,620	-	518,620

Operating expenses:
Server costs	-	195,810	-	195,810
Scanning software	-	29,122	-	29,122
Merchant fees	-	2,605	-	2,605
General and administrative	16,589	4,357	-	20,946
Depreciation	2,608	-	-	2,608
Impairment	10,417	-	-	10,417
Salary expense	5,760	-	-	5,760
Rent	3,000	-		3,000
Total operating expenses	38,374	231,897	-	270,268

Net income (loss)	$(38,374)	$286,726	-	$248,352

Weighted average number of common
shares outstanding – basic	121,483,250			121,483,250

Net income (loss) per share – basic	$(0.00)			$0.00

Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Statement of Operation
For the Year Ended
September 30, 2009
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated

Revenue
Advertising revenue	$-	$543,323	-	$543,323
Subscription revenue	-	65,682	-	65,682
Sponsorship revenue	-	17,321	-	17,321
Less: Returns and allowances	-	(1,362)	-	(1,362)
Net revenue	-	624,964	-	624,964

Operating expenses:
Server costs	-	331,167	-	331,167
Scanning software	-	53,247	-	53,247
Merchant fees	-	4,720	-	4,720
General and administrative	63,620	12,025	-	75,645
Depreciation	2,225	-	-	2,225
Salary expense	11,551	-	-	11,551
Rent	5,082	-		5,082
Total operating expenses	82,478	401,159	-	483,637

Net income (loss)	$(82,478)	$223,805	-	$141,327

Weighted average number of common
shares outstanding – basic	51,653,091			51,653,091

Net income (loss) per share – basic	$(0.00)			$0.00

Idle Media, Inc. (formerly National Golf Emporium, Inc.) and Datpiff, LLC
Pro-Forma Condensed Consolidated Statement of Operation
For the Year Ended
September 30, 2008
(unaudited)

	Historical		Pro-Forma	Pro-Forma
	Idle Media, Inc.	DatPiff, LLC	Adjustments	Consolidated

Revenue
Advertising revenue	$-	$-	-	$-
Subscription revenue	-	-	-	-
Sponsorship revenue	-	-	-	-
Less: Returns and allowances	-	-	-	-
Net revenue	-	-	-	-

Operating expenses:
Server costs	-	-	-	-
Scanning software	-	-	-	-
Merchant fees	-	-	-	-
General and administrative	2,163	2,677	-	4,840
Depreciation	-	-	-	-
Salary expense	5,000	-	-	5,000
Rent	1,000	-	-	1,000
Total operating expenses	8,163	2,677	-	10,840

Net income (loss)	$(8,163)	$(2,677)	-	$(10,840)

Weighted average number of common
shares outstanding – basic	159,121,185			159,121,185

Net income (loss) per share – basic	$(0.00)			$(0.00)

IDLE MEDIA, INC. (FORMERLY NATIONAL GOLF EMPORIUM INC.) AND DATPIFF, LLC
NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2010 and September 30, 2009 and September 30, 2008

1.  BASIS OF PRESENTATION FOR PRO-FORMA FINANCIAL STATEMENTS

On March 18, 2010, Idle Media, Inc. (“IMI”) purchased 100% of the outstanding membership units of Datpiff, LLC (“Datpiff”) from its sole member and unitholder, Idle Media, LLC (“IMLLC”) in exchange for 40,000,000 restricted shares of IMI’s common stock.

The unaudited pro-forma condensed consolidated financial statements have been developed from the audited and unaudited records of IMI and the audited and unaudited records of Datpiff.

The unaudited pro-forma condensed consolidated balance sheets as of March 31, 2010, September 30, 2009 and September 30, 2008 is based upon the historical financial statements of IMI and Datpiff.  The unaudited pro-forma condensed consolidated balance sheet is presented as if the acquisition had occurred on March 31, 2010, September 30, 2009 and September 30, 2008.

The unaudited pro-forma condensed consolidated statement of operations for the years ended September 30, 2009 and 2008 is based upon the historical financial statements of IMI and Datpiff, after giving effect to the acquisition.   The unaudited pro-forma condensed consolidated statement of operations for the six months ended March 31, 2010 is based upon the historical financial statements of IMI and Datpiff, after giving effect to the acquisition.  The unaudited pro-forma condensed consolidated statement of operations is presented as if the acquisition had occurred on the respective dates.

2.  PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the unaudited condensed consolidated financial statements are as follows:

(1)	Net effect of purchase of the sole member and unitholder interest in Datpiff.